Exhibit 99.2

Washington Mutual Asset-Backed Certificates
WMABS Series 2006-HE4 Supplemental Interest Trust (the “Supplemental Interest Trust”)

External ID:  38476

______________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation “Provider” means The Bank of New York and “Counterparty” means LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

1.         The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  Any reference to a “Swap Transaction” in the Definitions is deemed to be a reference to a “Transaction” for purposes of this Agreement, and any reference to a “Transaction” in this Agreement is deemed to be a reference to a “Swap Transaction” for purposes of the Definitions.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

            This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of October 27, 2006 as amended and supplemented from time to time (the “Agreement”), between you and us.  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such Agreement.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Reference is made to that certain Pooling and Servicing Agreement dated as of October 1, 2006 among WaMu Asset Acceptance Corp. as Depositor, Washington Mutual Bank, as Seller and Servicer, Christiana Bank & Trust Company as Delaware Trustee and LaSalle Bank National Association as Trustee (in such capacity, the “Supplemental Interest Trust Trustee”), as amended and supplemented from time to time (the “Pooling and Servicing Agreement”).

            Provider and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.         The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 239,652,212, subject to amortisation as set out in Schedule I attached hereto
Trade Date:	October 23, 2006
Effective Date:	November 25, 2006
Termination Date:	October 25, 2011, subject to adjustment in accordance with the Following Business Day Convention
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Payment Dates:

The 25th day of each month commencing on December 25, 2006, and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention, using No Adjustment for Period End Dates.

Fixed Rate:	5.150%
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	Provider
Floating Rate Payer Payment Dates:

The 25th day of each month commencing on December 25, 2006, and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention, using No Adjustment for Period End Dates.

Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 month
Spread:	None
Floating Rate Day Count Fraction:	30/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Business Day:

The States of California, Delaware, New York, Illinois and Washington or if the Supplemental Interest Trust Trustee gives Provider notice of the change in the principal corporate trust office of the Supplemental Interest Trust Trustee in accordance with the Pooling and Servicing Agreement, the city in which the principal corporate trust office of the Supplemental Interest Trust Trustee is located.

Calculation Agent:	Provider

3.         Account Details:

Payments to Provider:                  As advised separately in writing

Payments to Counterparty:           As advised separately in writing

4.         Offices:

(a)        The Office of Provider for this Transaction is New York, New York.

(b)        The Office of Counterparty for this Transaction is Chicago, Illinois.

5.         Relationship between the Parties:

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(a)        Principal. Provider is acting as principal and not as agent when entering into this Agreement and each Transaction.  Counterparty is acting not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(b)        Non-Reliance. Provider is acting for its own account and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  Counterparty is acting not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.  Neither party is relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(c)        Evaluation and Understanding.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction.  It is also capable of assuming, and assumes, all financial and other risks of this Transaction.

(d)        Status of Parties.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(e)        Consultation.  Discussions of termination or limitation of risk with respect to this Transaction and/or provision by a party of indicative valuations, financial analyses or other statements of valuation and risk based on market movements (i) are based only on the party’s business and experience as a provider of financial services, (ii) are subject only to the duty of each party to act in good faith and to no other duty and (iii) do not constitute guarantees or assurances of financial results or commitments to terminate or otherwise limit exposure under this Transaction, it being understood that each party undertakes duties, liabilities or obligations under the Agreement or in respect of this Transaction only through written documentation expressly so undertaking and signed by its duly authorized officer.

(f)         Awareness.  In so far as Counterparty is not acting as a dealer or a market professional in the relevant market, this Transaction is entered into in accordance with its authorized policies for purposes of hedging or managing its assets, liabilities and/or investments or in connection with a line of business (and not for speculation).

6.         Supplemental Interest Trust Trustee Capacity:

It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by LaSalle Bank National Association (“LaSalle”) not individually or personally but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by LaSalle but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of LaSalle, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Confirmation or any other related documents as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

The time at which the above transaction was executed will be notified to Counterparty on request.

SCHEDULE I

Period up to but excluding the Payment Date scheduled to occur on:	Notional Amount:
December 25, 2006	USD 239,652,212
January 25, 2007	USD 237,565,506
February 25, 2007	USD 235,227,181
March 25, 2007	USD 232,535,332
April 25, 2007	USD 229,494,471
May 25, 2007	USD 228,739,624
June 25, 2007	USD 227,563,496
July 25, 2007	USD 225,827,659
August 25, 2007	USD 223,530,725
September 25, 2007	USD 220,593,513
October 25, 2007	USD 213,220,966
November 25, 2007	USD 203,786,579
December 25, 2007	USD 194,886,588
January 25, 2008	USD 186,482,760
February 25, 2008	USD 178,723,077
March 25, 2008	USD 171,595,784
April 25, 2008	USD 164,890,679
May 25, 2008	USD 158,658,064
June 25, 2008	USD 152,766,937
July 25, 2008	USD 143,483,213
August 25, 2008	USD 130,894,896
September 25, 2008	USD 117,309,358
October 25, 2008	USD 97,660,324
November 25, 2008	USD 90,221,502
December 25, 2008	USD 82,222,697
January 25, 2009	USD 75,645,188
February 25, 2009	USD 70,591,413
March 25, 2009	USD 66,443,922
April 25, 2009	USD 62,884,488
May 25, 2009	USD 59,747,169
June 25, 2009	USD 56,722,565
July 25, 2009	USD 53,310,629
August 25, 2009	USD 52,327,619
September 25, 2009	USD 49,977,116
October 25, 2009	USD 46,751,252
November 25, 2009	USD 43,814,368
December 25, 2009	USD 41,047,491
January 25, 2010	USD 38,431,431
February 25, 2010	USD 35,965,362
March 25, 2010	USD 33,643,502
April 25, 2010	USD 31,535,417
May 25, 2010	USD 29,577,122
June 25, 2010	USD 27,734,824
July 25, 2010	USD 25,992,288
August 25, 2010	USD 24,345,910
September 25, 2010	USD 22,600,593
October 25, 2010	USD 20,865,870
November 25, 2010	USD 19,224,600
December 25, 2010	USD 17,719,983
January 25, 2011	USD 16,337,896
February 25, 2011	USD 15,049,108
March 25, 2011	USD 13,763,628
April 25, 2011	USD 12,619,668
May 25, 2011	USD 11,589,836
June 25, 2011	USD 10,652,303
July 25, 2011	USD 9,822,591
August 25, 2011	USD 8,882,975
September 25, 2011	USD 8,211,942
October 25, 2011	USD 7,693,632

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                                            Yours faithfully,

       The Bank of New York

                                                                             By:    /s/ Stephen M. Lawler

                                                                                 Name:  Stephen M. Lawler

                                                                                 Title:  Managing Director

Confirmed as of the date first written above:

LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust

By:      /s/ Rita Lopez

Name:  Rita Lopez

Title:     Vice President